December 2025 2026 Financial Guidance

HIGHLIGHTS 2 71% market share, the largest in Kansas 89% market share, the largest in Oklahoma 13% market share, the third largest in Texas ONE Gas, Inc. (NYSE: OGS) is a 100-percent regulated natural gas utility and is one of the largest natural gas utilities in the United States. ONE Gas provides natural gas distribution services to approximately 2.3 million customers in Kansas, Oklahoma and Texas. Its largest natural gas distribution markets by customer count are Oklahoma City and Tulsa, Oklahoma; Kansas City, Wichita and Topeka, Kansas; and Austin and El Paso, Texas. We deliver natural gas for a better tomorrow. About Us

Financial Outlook

2026 Guidance Summary[1]

Creating long-term value and serving a growing and dynamic customer base

EARNINGS OUTLOOK

- Net income for 2026 in a range of **$294 - $302 million**
- EPS range of **$4.65 - $4.77** per diluted share
- Assumes ~**63.4 million diluted shares** outstanding

• CAPITAL INVESTMENTS

- 2026 capital investments of ~**$800 million**, with approximately $230 million attributed to customer growth
- **Average rate base of ~$6.3 billion** in 2026

• FINANCING ACTIVITIES

- Completed **$250 million** term loan in August 2025 with a maturity date in September 2026; the **next maturity after this is not until 2029.**
- **Forward sale agreements covering ~2.9 million shares** are already in place at prices averaging ~$78/share
- Expect **adjusted CFO/Debt of ~19%**[2]

[1] Issued Dec. 1, 2025.

[2] Internal estimate based on Moody's methodology.

FINANCIAL OUTLOOK 4

FINANCIAL OUTLOOK 5 Financing Requirements and Activities 1 2026 expectation, before changes in working capital. See non-GAAP information in Appendix. 2 Expected net proceeds of ~$226M had all the shares settled as of September 30, 2025. 2026 dividends and capital investments primarily funded by cash flow from operations of approximately $650-$700 million1 • Expected 2026 short- and long-term net financing need of $250-$300 million ~$1.3 billion net long-term financing needs through 2030, of which ~30% is expected to be equity issuances • Forward sale agreements covering ~2.9 M shares have already been executed at prices averaging $78/share (~$226 million in total2) • Plan to settle ~$205 million at year-end 2025 and roll forward the balance for year-end 2026 settlement. With existing 2026 forwards, net new 2026-30 equity raises amount to ~27% of total funding need Investing in growth while maintaining a strong balance sheet

FINANCIAL OUTLOOK 6 Five-Year Financial Highlights CAPITAL INVESTMENTS & RATE BASE • Capital investments of ~$4.3 billion ̶ ~$2.5 billion investment in system integrity and replacement projects ̶ Growth capital of ~$1.2 billion • Estimated average 2026 rate base 1 of $6.3 billion • Average annual rate base growth of 7 – 9% • Expect adjusted CFO/Debt to rise to ~20% by 2030 2 Building sustainable long-term value SUSTAINABLE ANNUAL GROWTH RATES • Based on updated 2025 Net Income and EPS midpoints of $264 million and $4.37, respectively • Long-term net income growth of 7 – 9% ̶ For 2025-2030 period ̶ In addition to capital investment, key drivers include: ▪Regulatory outcomes ▪Operating cost increases averaging 3 – 4% annually • Long-term EPS growth of 5 – 7% ̶ Raised from 4 – 6% • Dividend growth of 1 – 2% 3 ̶ Balances shareholder returns with internal investment opportunities 1 For definition of average rate base, see Appendix. 2 Internal estimate based on Moody's methodology. 3 Subject to Board approval.

FINANCIAL OUTLOOK 7 $2.07 $2.24 $2.65 $3.08 $3.25 $3.51 $3.68 $3.85 $4.08 $4.14 $3.91 $4.37 $4.71 $5.85 $1.50 $2.00 $2.50 $3.00 $3.50 $4.00 $4.50 $5.00 $5.50 $6.00 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025G 2026G 2030* Long-Term EPS Performance & Outlook EPS CAGR 5 - 7% 1 2025 and 2026 EPS represent the mid-points of respective guidance ranges as updated on Nov. 3, 2025, and Dec. 1, 2025, respectively. 2 2030 EPS is implied by the midpoint of the 5 – 7% EPS CAGR guidance for 2025–2030. EPS CAGRs 5-Year Forecast (2025-2030 2 ) 10-Year (2014-2024) 10-Year (2015-2025G 1 ) 10-Year (2016-2026G 1 ) 6.0% 6.6% 6.9% 5.9% 212025G1

FINANCIAL OUTLOOK 8 Balance Sheet Strength Strong credit rating and financing flexibility RATING AGENCY RATING OUTLOOK Moody’s A3 Stable S&P A- Stable REVOLVING CREDIT FACILITY • $1.5 billion limit • Expires October 2030 COMMERCIAL PAPER PROGRAM • $1.35 billion limit ~4.4% weighted average coupon rate3 1 Excluding KGSS-I long-term debt associated with Winter Storm Uri of ~$258M (as of September 30, 2025) at 5.486% due 2032. Debt associated with KGSS-I is non-recourse to ONE Gas. 2 Rate will reset in February and August 2026. 3 As of September 30, 2025. $250 $550 $300 $3001 $600 $400 2025 2026 2029 2030 2032 2044 2048 LONG-TERM DEBT MATURITIES1 (MILLIONS) 5.10% 4.25% 4.50% 4.66% 2.00% 4.96%2

Capital Investments

CAPITAL INVESTMENTS 10 $449 $525 $552 $540 $525 $177 $178 $178 $179 $228$32 $26 $32 $31 $47 $216 $234 $255 $283 $295 2022 2023 2024 2025G 2026G CAPITAL INVESTMENTS (MILLIONS) System Integrity Customer Growth Other/IT Depreciation $658 $729 $762 ~$750 ~$800 Well-Defined Capital Investment Plan Investments ~3x depreciation Kansas $176 Oklahoma $311 Texas $313 2026G CAPITAL INVESTMENTS BY STATE (MILLIONS) Note: Capital investments include asset removal costs and accruals.

CAPITAL INVESTMENTS 11 $257 $286 $306 $288 $311 $88 $93 $100 $108 $112 2022 2023 2024 2025G 2026G OKLAHOMA Capital Investments $159 $185 $169 $151 $176 $75 $78 $84 $92 $93 2022 2023 2024 2025G 2026G KANSAS 2026G: 1.9X DEPRECIATION $242 $256 $287 $311 $313 $53 $63 $71 $83 $90 2022 2023 2024 2025G 2026G TEXAS 2026G: 3.5X DEPRECIATION (M IL L IO N S ) Note: Capital investments include asset removal costs and accruals. 2026G: 2.8X DEPRECIATION

CAPITAL INVESTMENTS 12 $1.49 billion $2.69 billion $2.12 billion 2026G AVERAGE RATE BASE* BY STATE TOTAL: $6.3 BILLION Kansas Oklahoma Texas Rate Base $4.69 $5.15 $5.52 $5.80 $6.30 2022 2023 2024 2025G 2026G AVERAGE RATE BASE* (BILLIONS) * See Appendix for definition. ~9% growth expected in 2026

Our Strategy

OUR STRATEGY 14 Distinct Advantages Driving Sustained Growth Delivering consistent value through strategic investment and financial discipline Favorable regional dynamics with strong in-migration, robust economic development and supportive regulatory frameworks across our service territories Attainable growth plans with a healthy mix of residential, commercial and industrial customers Continuous investment in workforce excellence, developing talent and advancing capabilities to execute our capital plan safely and efficiently Industry-leading safety performance, underscoring a long-standing commitment to our customers, coworkers and communities Strong balance sheet and consistent funding strategy provide financial flexibility and stability Focus on affordability, reliability, and community partnership fosters long-term customer relationships and supports regional economic growth

Regional Strengths Propel Sustainable Growth

Increased demand and support for natural gas provide expansion opportunities

Natural gas is a core energy resource, backed by energy choice legislation in all jurisdictions

Robust economic growth drives residential and commercial development, supporting system expansion

Emerging opportunities to support gas-fired power generation for manufacturing, electric grid and data center needs

Coordinated infrastructure planning with state and local stakeholders positions us to serve incremental load efficiently and responsibly



Kansas City
Topeka
35
Wichita
35
Tulsa
Oklahoma City
Fort Worth
Dallas
El Paso
35
Austin

- **~30% of U.S. natural gas produced in Texas and Oklahoma[1]**
- **$87 billion in new manufacturing projects announced since 2022[2]**
- **~23,000 new meter sets over the trailing 12 months ended October 2025[2]**

[1] Energy Information Administration (EIA) natural gas gross withdrawals and production report.

[2] Internal estimate based on research, developer discussions, captured future growth, and historical growth statistics.

OUR STRATEGY 15

OUR STRATEGY 16 Expanding Capacity, Enhancing Affordability Building a solid foundation for sustainable growth Improved processes and workforce investments increase operating efficiency, capacity and capabilities Managing expenses and increasing efficiency help maintain customer affordability Investment in workforce development improves operational outcomes Coordinated capital execution supports safety, reliability and system expansion and allows for agile capital deployment Mainline extensions provide flexibility and efficiency in serving new commercial, industrial, power generation and housing developments In-sourcing key positions creates efficiencies that help drive down O&M expenses

Approved Capital Structures Support a Strong Balance Sheet

REGULATORY FRAMEWORK

LDC	Equity Ratio	Allowed ROE
KGS	60.2%[1]	9.5%[1]
ONG	58.5%	9.4%
TGS	59.9%[2]	9.8%[2]

BALANCE SHEET STRENGTH

- Expect adjusted CFO/Debt of 19-20%
- Strong credit ratings
  - Moody's: A3 and stable
  - S&P: A- and stable

LIQUIDITY PROFILE[3]


$1,000M
$900M
$800M
$700M
$600M
$500M
$400M
$300M
$200M
$100M
-
$585.6M
$150.0M
$226.3M
$961.9M
CP Capacity
Increase in Credit Facility Capacity
Equity Forwards
Total Liquidity

[1] Kansas Gas Service's regulatory filing approved in October 2024 settled without a stated rate base, rate of return, authorized debt/equity ratio or authorized return on equity within the settlement. This reflects Kansas Gas Service's estimate of rate base from that rate case, adjusted for approved GSRS filings and return on equity embedded in the pre-tax carrying charge utilized in its GSRS filings.

[2] A partial settlement in the Texas Gas Service rate case filed on June 30, 2025, has been reached with an ROE of 9.8% and a 59.9% equity ratio, pending final decision by the Railroad Commission.

[3] Commercial paper capacity and equity forwards outstanding as of 09/30/2025; Credit facility capacity increased from $1.35B to $1.50B on October 30, 2025.

OUR STRATEGY 17

OUR STRATEGY 18 Affordability Anchored in Strategic Cost Management Cash flow stability • Assumes ~$6.36/Mcf and ~$6.40/Mcf average cost of delivered gas for 2025 and 2026, respectively • Non-commodity costs remain tightly controlled • Average monthly customer bill CAGR of ~2.3% since spin, below the pace of general inflation (CPI-U) over the period * Including transportation, storage, and hedging costs, and excluding securitization charges. Securitization charges expected to avg ~$6/mo. • ~92% of customers are residential • ~70% of revenue less the cost of gas is fixed charges Focus remains on customer affordability $29 $29 $30 $32 $33 $33 $33 $34 $38 $40 $42 $47 $49 $32 $22 $17 $19 $22 $21 $17 $23 $43 $33 $22 $31 $30 $60 $50 $46 $51 $55 $54 $50 $58 $81 $73* $64* $77* $79* AVERAGE MONTHLY RESIDENTIAL CUSTOMER BILL Margin, Taxes and Other Cost of Gas

Appendix

Regulatory Filings

IN PROGRESS

JURISDICTION	RATES REQUESTED (MILLIONS)	FILING DATE	EQUITY RATIO	RETURN ON EQUITY
Texas – Rate Case[1]	$15.0 M	Jun-2025	59.90%	9.8%

COMPLETED

JURISDICTION	APPROVED RATES (MILLIONS)	EFFECTIVE DATE	EQUITY RATIO	RETURN ON EQUITY
Rio Grande Valley – GRIP	$3.0 M	Sep-2025	59.10%	9.7%
Kansas – GSRS	$7.2 M	Aug-2025	60.21%[2]	9.5%[2]
Oklahoma – PBRC	$41.1 M	Jun-2025	58.50%	9.4%
Central-Gulf – GRIP	$15.4 M	Jun-2025	59.58%	9.7%
West-North – GRIP	$8.2 M	Jun-2025	59.74%	9.6%
Central-Gulf – Rate Case	$19.3 M	Dec-2024	59.58%	9.7%
Kansas – Rate Case	$35.0 M (net)	Nov-2024	60.21%[2]	9.5%[2]
Rio Grande Valley – GRIP	$3.6 M	Sep-2024	59.10%	9.7%
Oklahoma – PBRC	$31.4 M	Jul-2024	58.50%	9.4%

[1] A partial settlement has been reached in the Texas Gas Service rate case with a $15 million "black box" revenue increase, an ROE of 9.8% and a 59.9% equity ratio, compared to the initial request of $41.1 million and a 10.4% ROE, pending final decision by the Commission on the settlement and the issue of consolidation in January 2026.

[2] Kansas Gas Service's regulatory filing approved in October 2024 settled without a stated rate base, rate of return, authorized debt/equity ratio or authorized return on equity within the settlement. This reflects Kansas Gas Service's estimate of rate base from that rate case, adjusted for approved GSRS filings and return on equity embedded in the pre-tax carrying charge utilized in its GSRS filings.

APPENDIX 20

APPENDIX 21 Authorized Rate Base $1,726 $1,854 $2,067 $2,273 $2,453 2021 2022 2023 2024 2025 OKLAHOMA (M IL L IO N S ) $1,197 $1,261 $1,330 $1,412 $1,468 2021 2022 2023 2024 2025 KANSAS $1,239 $1,336 $1,528 $1,720 $1,895 2021 2022 2023 2024 2025 TEXAS As of November 30, 2025

APPENDIX 22 Rate Base Definition Authorized Rate Base $5.8 billion (as of November 30, 2025) • Includes capital investments authorized in most recent rate cases and interim filings • Excludes any capital investments since last approved rate cases or filings 2026 Estimated Average Rate Base $6.3 billion • Average of rate base per book at beginning and end of year • Includes capital investments and other changes in rate base not yet approved for recovery

APPENDIX 23 (MILLIONS) 2026 GUIDANCE * Net income $ 299 Depreciation and amortization 306 Deferred taxes 51 Other 24 Cash flow from operations before changes in working capital $ 680 Non-GAAP Reconciliation Cash flow from operations before changes in working capital * Amounts shown are estimated midpoints as contemplated in the 2026 financial guidance Non-GAAP Information: ONE Gas has disclosed in this presentation cash flow from operations before changes in working capital, which is a non-GAAP financial measure. Cash flow from operations before changes in working capital is used as a measure of the company's financial performance. Cash flow from operations before changes in working capital is defined as net income adjusted for depreciation and amortization, deferred income taxes, and certain other noncash items. This non-GAAP financial measure is useful to investors as an indicator of financial performance of the company to generate cash flows sufficient to support our capital expenditure programs and pay dividends to our investors. ONE Gas cash flow from operations before changes in working capital should not be considered in isolation or as a substitute for net income or any other measure of financial performance presented in accordance with GAAP. This non-GAAP financial measure excludes some, but not all, items that affect net income. Additionally, this calculation may not be comparable with similarly titled measures of other companies. A reconciliation of cash flow from operations before changes in working capital to the most directly comparable GAAP measure are included in this presentation.

APPENDIX 24 Investor Information Contact information and forward-looking statements Statements contained in this presentation that include or refer to Company expectations, our business outlook, our future plans or predictions relating to any matters should be considered forward-looking statements that are covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, the Securities Act of 1933 and the Securities and Exchange Act of 1934, each as amended. All statements, other than statements of historical facts, included in this presentation are forward-looking statements. Words such as “anticipates,” “expects,” “projects,” “intends,” “goals,” “plans,” “potential,” “might,” “believes,” “target,” “objective,” “strategy,” “opportunity,” “pursue,” “budgets,” “outlook,” “trends,” “focus,” “on schedule,” “on track,” “poised,” “slated,” “seeks,” “estimates,” “forecasts,” “guidance,” “scheduled,” “continues,” “may,” “will,” “would,” “should,” “could,” “likely,” and variations of such words and similar expressions are intended to identify such forward-looking statements. One should not place undue reliance on forward-looking statements. In addition, statements that refer to or are based on estimates, forecasts, projections, uncertain events or assumptions, including statements relating to market opportunities, future products or processes and the expected availability and benefits of such products or processes, and anticipated trends in our businesses or the markets relevant to them, including those developments relating to regulation and litigation trends and developments, also identify forward-looking statements. Such statements are based on management's expectations as of the date of this investor presentation, unless an earlier date is indicated, and involve many risks and uncertainties, known and unknown, that could cause actual results, performance or achievements to differ materially from those expressed or implied in these forward-looking statements. It is important to note that the actual results could differ materially from those projected in such forward-looking statements. Important risks and uncertainties that could cause actual results to differ materially from the company's expectations include, but are not limited to, our ability to recover, manage and maintain costs; regulatory or legislative changes in the jurisdictions in which we operate; the length and severity of unpredictable events, including, but not limited to, pandemics, threatened terrorism, war or cyber-attacks or breaches, or extreme weather events, including those related to climate change; the competitive implications of alternative sources of energy and efforts to conserve energy; our competitive position, including, but not limited to our ability to secure competitive sourcing and pricing and our ability to compete with respect to expansion and infrastructure; the economic climate and our comparable economic position; our access to capital and the restrictions that result from our current capital arrangements; the effectiveness of our risk mitigation and compliance efforts; the uncertainties of any estimates or assumptions we use in our projections; our strategic and transactional efforts and future plans; and costs and uncertainties relating to our workforce, and other risks and uncertainties, including those that are set forth in ONE Gas’ earnings release dated Nov. 3, 2025, which is included as an exhibit to ONE Gas’ Form 8-K furnished to the SEC on such date. For additional information regarding these and other factors that could cause actual results to differ materially from such forward-looking statements, refer to ONE Gas’ Securities and Exchange Commission (SEC) filings., including the Company's most recent reports on Forms 10-K and 10-Q. Copies of the Company’s Form 10-K, 10-Q and 8-K reports may be obtained by visiting our “Investors” website under “Financials & Filings” at https://www.onegas.com/investors/financials-and-filings/quarterly-results/default.aspx or the SEC’s website at www.sec.gov. Other unpredictable or unknown factors not discussed in this presentation could also have material adverse effects on the Company, its operations or the outcomes described in the forward-looking statements in this presentation or in the Company’s filings with the SEC. All future cash dividends discussed in this presentation are subject to the approval of the ONE Gas board of directors. All references in this presentation to guidance are based on news releases or disclosures issued on or before Dec. 1, 2025, and are not being updated or affirmed by this presentation. ONE Gas does not undertake, and expressly disclaims any duty, to update any statement made in this presentation, whether as a result of new information, new developments or otherwise, except to the extent that disclosure may be required by law. ONE Gas, Inc. 15 E 5th Street Tulsa, OK 74103 www.onegas.com Erin Dailey Director, Investor Relations and Sustainability (918) 947-7411 erin.dailey@onegas.com